Restricted cash	12 Months Ended
Dec. 31, 2016
Restricted cash
Restricted cash

3.Restricted cash

At December 31, 2016 and December 31, 2015, the Group had restricted bank deposits of $9,059 and $83,191 respectively. The restricted bank deposits as at December 31, 2016 represent guarantee deposits, which primarily include reserves of $4,954 for bank acceptance notes and short-term borrowings issued by the Group to suppliers with maturity period of 6 or 12 months, $1,392 in several bank accounts which was frozen due to certain lawsuits filed by the suppliers and $2,679 of bank deposits put under the custodian of Sinsin Solar Capital Limited Partnership (“Sinsin Group”), the previous owner of Sinsin, to secure the payment of outstanding consideration arising from the acquisition of Sinsin during the year ended December 31, 2014.